      MORGAN STANLEY INSTITUTIONAL FUNDS, INC. GLOBAL REAL ESTATE PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        JULY 1, 2007 - DECEMBER 31, 2007

                                                               AMOUNT OF    % OF
                                       OFFERING     TOTAL       SHARES    OFFERING   % OF FUNDS
   SECURITY      PURCHASE/   SIZE OF   PRICE OF   AMOUNT OF    PURCHASED  PURCHASED     TOTAL                      PURCHASED
   PURCHASED    TRADE DATE   OFFERING   SHARES     OFFERING     BY FUND    BY FUND     ASSETS        BROKERS         FROM
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                                                                                                     Merrill
                                                                                                     Lynch &
                                                                                                    Co., Citi,
                                                                                                    CIBC World
                                                                                                     Markets,
                                                                                                       JMP
                                                                                                   Securities,
                                                                                                      Thomas
 Morgans Hotel                                                                                        Weisel
     Group       07/19/07       --      $22.50   $274,743,900   30,900      0.25%       0.33%        Partners    Merrill Lynch
                                                                                                   LLC, Morgan
                                                                                                     Stanley,
                                                                                                     Wachovia
                                                                                                    Securities
                                                                                                     Goldman
                                                                                                      Sachs,
                                                                                                     Goldman
                                                                                                      Sachs
                                                                                                      (Asia)
                                                                                                     L.L.C.,
                                                                                                      Morgan
                                                                                                     Stanley,
                                                                                                       BOC
                                                                                                 International,
                                                                                                     Morgan
                                                                                                     Stanley
                                                                                                       Asia
  Sino-Ocean                                                                                         Limited,        Boci
 Land Holdings   09/21/07       --      HKD7.70  USD 1.53 bin   92,000      0.59%       0.02%       BOCI Asia     Securities
                                                                                                     Limited,
                                                                                                      Guotai
                                                                                                      Junan
                                                                                                    Securities
                                                                                                   (Hong Kong)
                                                                                                     Limited,
                                                                                                     DBS Asia
                                                                                                     capital
                                                                                                     Limited,
                                                                                                     Tai Fook
                                                                                                    Securities
                                                                                                     Company
                                                                                                     Limited,
                                                                                                      Credit
                                                                                                     Suisse,
                                                                                                      Morgan
                                                                                                     Stanley,
                                                                                                      Credit
 China Aoyuan                                                                                        Suisse
Property Group   09/28/07       --     HKD 5.20   USD 481 min    139,000     0.02%       0.03%     (Hong Kong)   Credit Suisse
                                                                                                    Limited,
                                                                                                     Morgan
                                                                                                    Stanley
                                                                                                  Asia Limited